Exhibit 99.2 Second Quarter 2022 Investor Presentation / August 2022 CSE: TRUL OTCQX: TCNNF

Forward Looking Statements and Industry Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward‐looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward‐looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward‐looking. These forward‐looking statements relate to Trulieve’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Trulieve’s expected revenue and adjusted EBITDA for fiscal 2022, its plans for expansion, potential acquisitions and expansion of the Company’s operations. Such forward‐looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward‐looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state‐law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical‐use and adult‐use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward‐looking statements. You are cautioned not to place undue reliance upon any forward‐looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward‐looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third‐party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. PLEASE NOTE: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward‐looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward‐looking statements as actual events unfold. 2 www.trulieve.com

Management’s Use of Non‐GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non‐GAAP financial measures, including adjusted gross profit, adjusted net income, adjusted net income per diluted share, and adjusted cash flow from operations. Our management uses these non‐GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non‐GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non‐GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non‐GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non‐GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non‐GAAP financial measures to such GAAP measures can be found below. These non‐GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. 3 www.trulieve.com

Agenda • Second Quarter 2022 Financial Highlights • Retail Highlights • Cornerstone Markets • Second Quarter 2022 Operational Highlights • Financial Outlook • Recent Developments • Financial Results 4 www.trulieve.com

Second Quarter 2022 Financial Highlights* · Revenue increased 49% year‐over‐year and 1% sequentially to $320.3 million · Gross profit of $182.2 million and gross margin of 57% in the second quarter of 2022 compared to gross profit of $178.2 million and gross margin of 56% in the first quarter 2022 · Net loss of $22.5 million, a sequential improvement of 30% · Adjusted net loss of $1.1 million excludes: • $11.8 million transaction, acquisition, integration, and other non‐recurring charges • $5.2 million earnout payment for acquired cultivation capacity in Arizona • $4.3 million in asset impairments associated with the closing of redundant cultivation facilities in Florida • $0.7 million loss due to the repurposing of a development stage production site in Arizona · Adjusted EBITDA of $111.0 million, or 35% of revenue · Cash at quarter end of $181.4 million *Adjusted net income and Adjusted EBITDA are Non‐GAAP financial measures. See slides 16‐18 for reconciliation to GAAP for all Non‐GAAP financial measures. 5 www.trulieve.com

Second Quarter 2022 Financial Highlights* *Adjusted EBITDA is a Non‐GAAP financial measure. See slides 16‐18 for reconciliation to GAAP for all Non‐GAAP 6 www.trulieve.com financial measures.

Retail Highlights · Retail revenue increased 3% sequentially to $299 million · Traffic increased 6% and basket decreased 3% sequentially · Promotional activity was flat · Customer visits increased to 2.6x per month overall and 2.7x per month in medical only markets · Customer retention was inline with first quarter trends 7 www.trulieve.com

Cornerstone Markets: Florida, Pennsylvania, Arizona • Traffic increased in Florida and Pennsylvania and decreased in Arizona • Discounting was flat in Florida, up 1% in Pennsylvania and up mid‐single digits in Arizona • Arizona performance was in line with seasonal summer trends • Florida unit sales of premium products increased as we produced more premium units • Pennsylvania value products increased driven in part by new product launches • Arizona premium and mid tier product unit sales increased but value is still largest driver 8 www.trulieve.com

# Second Quarter 2022 Operational Highlights

- Trulieve opened 6 new dispensaries in Fort Myers and Zephyrhills, Florida; Framingham, Massachusetts; Coatesville, Pennsylvania; and Parkersburg and South Charleston, West Virginia; relocated one store in New Port Richey Florida
- Production in Q2 2022 was 10 million units, up 79% year over year
- Received Notice of Award of Provisional Dispensary License for District Southeast-3 in Columbus, Ohio
- Successfully launched Modern Flower™, Muse™, Roll One™, Sweet Talk™ brands across markets including Arizona, Florida, Maryland, Pennsylvania and West Virginia
- Hosted inaugural Analyst Day event featuring facility tours including 750 thousand square foot automated cultivation facility and corporate presentation showcasing production, retail, branding and marketing, and data analytics capabilities
- Expanded roll out and applications of Customer Data Platform for targeted marketing campaigns



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Financial Outlook Adjusted Full Year 2022 Guidance by 5%: • Revenue of $1.25 billion to $1.3 billion • Prior revenue outlook of $1.3 to $1.4 billion • Adjusted EBITDA of $415 million to $450 million • Prior Adjusted EBITDA outlook $450 to $500 million • Open 25‐30 new dispensaries, relocate up to 6 dispensaries in Florida Financial Position: • $181 million in cash as of June 30, 2022 • 2H:22 capital expenditures expected to be inline with q2:22 $45 million capex • Cash balance and operational cash flow can fund 2H:22 capex plan • Expect positive free cash flow in 2023 10 www.trulieve.com

Recent Developments • Celebrated six‐year anniversary of first retail sale in Florida • Trulieve opened 7 new dispensaries in Phoenix, Arizona; Apopka, Coral Springs, Hollywood, and Kissimmee, Florida; and Hurricane and Morgantown, West Virginia • New Phoenix dispensary represents first branded Trulieve store in Arizona, kicking off statewide rebranding efforts to continue over the next year • Operate 175 retail dispensaries and >4.0 million square feet of cultivation and processing capacity as of August 10, 2022 • Elected to discontinue wholesale operations in Nevada and are currently evaluating options to exit the market • Decided to close select California retail locations • Made an initial contribution to the Smart and Safe Florida campaign, which aims to legalize adult use marijuana in Florida through a ballot initiative in November 2024 11 www.trulieve.com

Financials

Transaction Related and Non‐Recurring Charges • Transaction related charges • $0.6 million fair value of inventory step up charge and $5.2 million earnout payment associated with acquisition of cultivation capacity in Arizona • $11.8 million transaction, acquisition, integration, and other non‐recurring charges • $5.2 million earnout payment for acquired cultivation capacity in Arizona • $4.3 million in asset impairments associated with the closing of redundant cultivation facilities in Florida • $0.7 million loss due to the repurposing of a development stage production site in Arizona 13 www.trulieve.com

# Financial Highlights*

**INCOME STATEMENT HIGHLIGHTS**

| (USD millions) | Q2:22 | Q1:22 | Q4:21 | Q3:21 | Q2:21 | Q1:21 | Q4:20 | 2021 | 2020 |
|---|---|---|---|---|---|---|---|---|---|
| Revenue | 320.3 | 318.3 | 305.3 | 224.1 | 215.1 | 193.8 | 168.4 | 938.4 | 521.5 |
| Gross Profit | 182.2 | 178.2 | 132.4 | 153.9 | 144.5 | 135.3 | 119.9 | 566.1 | 386.4 |
| Gross Margin | 56.9% | 56.0% | 43.4% | 68.7% | 67.2% | 69.8% | 71.2% | 60.3% | 74.1% |
| Adjusted Gross Profit | 183.4 | 185.4 | 180.6 | 155.0 | 146.7 | 139.0 | 121.7 | 621.4 | 389.9 |
| Adjusted Gross Margin | 57.3% | 58.2% | 59.1% | 69.2% | 68.2% | 71.7% | 72.2% | 66.2% | 74.8% |
| SG&A | 108.9 | 106.4 | 117.0 | 79.9 | 61.5 | 57.3 | 52.0 | 315.7 | 155.5 |
| SG&A as % Revenue | 34.0% | 33.4% | 38.3% | 35.7% | 28.6% | 29.5% | 30.9% | 33.6% | 29.8% |
| Adjusted SG&A | 91.9 | 95.1 | 96.4 | 67.6 | 57.6 | 52.6 | 45.0 | 274.3 | 144.2 |
| Adjusted SG&A as % Revenue | 28.7% | 29.9% | 31.6% | 30.2% | 26.8% | 27.2% | 26.7% | 29.2% | 27.6% |
| Depreciation and Amortization | 30.9 | 29.3 | 28.3 | 7.7 | 6.7 | 5.4 | 4.0 | 48.1 | 12.6 |
| Net Income (Loss) | (22.5) | (32.0) | (71.5) | 18.6 | 40.9 | 30.1 | 3.0 | 18.0 | 63.0 |
| Adjusted Net Income | (1.1) | 1.7 | 1.8 | 36.2 | 47.0 | 38.5 | 41.8 | 123.4 | 120.5 |
| EPS | (0.12) | (0.17) | (0.49) | 0.14 | 0.31 | 0.24 | 0.03 | 0.12 | 0.53 |
| Adjusted EPS | (0.01) | 0.01 | 0.01 | 0.26 | 0.4 | 0.30 | 0.35 | 0.84 | 1.02 |
| Adjusted EBITDA | 111.0 | 105.5 | 100.9 | 98.0 | 94.9 | 90.8 | 81.4 | 384.6 | 260.1 |
| Adjusted EBITDA Margin | 34.7% | 33.2% | 33.0% | 43.7% | 44.1% | 46.8% | 48.3% | 41.0% | 49.9% |



*Adjusted Gross Profit, Adjusted Net Income, and Adjusted EBITDA are Non-GAAP financial measures. See slides 16-18 for reconciliation to GAAP for all Non-GAAP financial measures.

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Financial Highlights BALANCE SHEET HIGHLIGHTS (USD millions) Q2:22 Q1:22 Q4:21 Q3:21 Q2:21 Q1:21 Q4:20 Cash 181 267 234 214 289 162 147 Debt 552 553 479 137 137 136 135 SHARE COUNT ESTIMATE (millions as of June 30, 2022 on as if converted basis) Subordinate Voting Shares 149.5 Multiple Voting Shares* 0.4 Total Shares Outstanding 185.6 *converted at 100 subordinate shares per 1 multiple voting share Employee Stock Options/RSUs 4.7 Equity Warrants 0.6 excludes 1.685 million unexercisable options excludes 1.035 million nonvested RSUs Pro Forma Estimated Shares 190.9 15 www.trulieve.com

Reconciliation of Non‐GAAP Financial Measures For the Three Months Ended For the Six Months Ended (Amounts expressed in millions of United June 30, 2022 June 30, 2021 March 31, 2022 June 30, 2022 June 30, 2021 States dollars) Net Income (Loss) GAAP $ (22.5) $ 40.9 $ (32.0) $ (54.5) $ 71.0 Add (Deduct) Impact of: 0.0 0.0 Interest Expense, net $ 19.7 $ 6.6 $ 17.9 $ 37.6 $ 14.5 Provision For Income Taxes $ 44.8 $ 29.1 $ 42.3 $ 87.1 $ 63.7 Depreciation and Amortization $ 30.9 $ 6.7 $ 29.3 $ 60.2 $ 12.1 Depreciation in COGS $ 13.8 $ 5.0 $ 10.7 $ 24.5 $ 8.7 EBITDA $ 86.7 $ 88.3 $ 68.2 $ 154.9 $ 169.9 Inventory Step Up Fair Value $ 0.6 $ 0.0 $ 0.4 $ 1.0 $ 2.5 Integration and Transition Costs $ 5.1 $ 1.5 $ 5.3 $ 10.4 $ 1.9 Acquisition and Transaction Costs $ 7.0 $ 1.6 $ 3.3 $ 10.3 $ 3.2 Share-Based Compensation $ 5.7 $ 0.7 $ 4.6 $ 10.3 $ 1.5 Other Non-Recurring Expenses $ 4.9 $ 1.4 $ 8.6 $ 13.5 $ 1.4 Covid Related Expenses $ 0.2 $ 1.7 $ 0.4 $ 0.6 $ 5.5 Impairment and Disposal of Long-lived Assets $ 0.7 $ 0.0 $ 13.8 $ 18.1 $ 0.0 Divestment and Sale of Non-Operating Assets $ (1.1) $ 0.0 $ 2.7 $ 3.4 $ 0.0 Non-Controlling Interest $ (1.1) $ 0.0 $ 0.0 $ (1.1) $0.0 Other Expense (Income), net $ (1.7) $ (0.3) $ (0.9) $ (2.6) $ (0.3) Fair Value of Derivative Liabilities - Warrants $ (1.4) $0.0 $ (0.8) $ (2.3) $0.0 Adjusted EBITDA Non-GAAP $ 111.0 $ 94.9 $ 105.5 $ 216.5 $ 185.7 16 www.trulieve.com

Reconciliation of Non‐GAAP Financial Measures For the Three Months Ended For the Six Months Ended (Amounts expressed in millions of United June 30, 2022 June 30, 2021 March 31, 2022 June 30, 2022 June 30, 2021 States dollars) Gross Profit GAAP $ 182.2 $ 144.5 $ 178.2 $ 360.3 $ 279.7 Gross Margin % GAAP 57% 67% 56% 56% 68% Add (Deduct) Impact of: Inventory Step Up Fair Value $ 0.6 $ 0.0 $ 0.4 $ 1.0 $ 2.5 Transaction, Acquisition, and Integration Costs $ 0.6 $ 2.2 $ 6.8 $ 7.4 $3.5 Adjusted Gross Profit Non-GAAP $ 183.4 $ 146.7 $ 185.4 $ 368.8 $ 285.7 Adjusted Gross Margin % Non-GAAP 57% 68% 58% 58% 70% 17 www.trulieve.com

# Reconciliation of Non-GAAP Financial Measures

| (Amounts expressed in millions of United States dollars) | For the Three Months Ended | | | For the Six Months Ended | |
|---|---|---|---|---|---|
| | June 30, 2022 | June 30, 2021 | March 31, 2022 | June 30, 2022 | June 30, 2021 |
| Net Income (Loss) GAAP | $ (22.5) | $ 40.9 | $ (32.0) | $ (54.5) | $ 71.0 |
| Add (Deduct) Impact of: | | | | | |
| Warrant Liability Adjustment | $ (1.4) | $ 0.0 | $ (0.8) | $ (2.3) | $ 0.0 |
| Inventory Step Up Fair Value | $ 0.6 | $ 0.0 | $ 0.4 | $ 1.0 | $ 2.5 |
| Transaction, Acquisition, and Integration Costs | $ 17.0 | $ 4.5 | $ 17.2 | $ 34.2 | $ 6.5 |
| Covid Related Expenses | $ 0.2 | $ 1.7 | $ 0.4 | $ 0.6 | $ 5.5 |
| Divestment and Sale of Non-Operating Assets | $ 0.7 | $ 0.0 | $ 2.7 | $ 3.4 | $ 0.0 |
| Impairment and Disposal of Long-lived Assets | $ 4.3 | $ 0.0 | $ 13.8 | $ 18.1 | $ 0.0 |
| Adjusted Net Income Non-GAAP | $ (1.1) | $ 47.0 | $ 1.7 | $ 0.6 | $ 85.5 |

| (Amounts expressed in millions of United States dollars) | For the Three Months Ended | | | For the Six Months Ended | |
|---|---|---|---|---|---|
| | June 30, 2022 | June 30, 2021 | March 31, 2022 | June 30, 2022 | June 30, 2021 |
| Earnings (Loss) Per Share GAAP | $ (0.12) | $ 0.31 | $ (0.17) | $ (0.29) | $ 0.55 |
| Add (Deduct) Impact of: | | | | | |
| Warrant Liability Adjustment | $ (0.01) | $ 0.00 | $ 0.00 | $ (0.01) | $ 0.00 |
| Inventory Step Up Fair Value | $ 0.00 | $ 0.00 | $ 0.00 | $ 0.01 | $ 0.02 |
| Transaction, Acquisition, and Integration Costs | $ 0.09 | $ 0.03 | $ 0.09 | $ 0.18 | $ 0.05 |
| Covid Related Expenses | $ 0.00 | $ 0.01 | $ 0.00 | $ 0.00 | $ 0.04 |
| Divestment and Sale of Non-Operating Assets | $ 0.00 | $ 0.00 | $ 0.01 | $ 0.02 | $ 0.00 |
| Impairment and Disposal of Long-lived Assets | $ 0.02 | $ 0.00 | $ 0.07 | $ 0.10 | $ 0.00 |
| Adjusted Earnings Per Share Non-GAAP | $ (0.01) | $ 0.35 | $ 0.01 | $ 0.00 | $ 0.67 |



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Regional Hubs: Cultivation, Processing, Retail Capacity 175 Stores As of August 10, 2022 Operational All stores owned, operated, or affiliated 2 >4.0 M ft Cultivation & Processing Arizona As of June 30, 2022 NORTHEAST California 33 stores 2 Colorado >0.5M ft MA cultivation & Connecticut processing CT Florida PA NV Massachusetts Maryland WV CA MD CO Nevada Pennsylvania AZ AZ West Virginia SOUTHEAST Pre‐Revenue GA 119 stores SOUTHWEST 2 Georgia >3.1M ft 23 stores cultivation & 2 >0.4M ft processing cultivation & FL processing 19 www.trulieve.com

House of Brands Partner Brands Trulieve Brands 20 www.trulieve.com VALUE MID PREMIUM

Thank You


CSE: TRUL OTCQX: TCNNF
@Trulieve/@Trulieve_IR
ir@trulieve.com